UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 28, 2022 (January 27, 2022)

Bath & Body Works, Inc.

(Exact name of registrant as specified in charter)

Delaware
(State or other jurisdiction of incorporation)

1-8344	31-1029810
(Commission File Number)	(IRS Employer Identification No.)

Three Limited Parkway Columbus, OH	43230
(Address of principal executive offices)	(Zip Code)

(614) 415-7000
(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.50 Par Value	BBWI	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 27, 2022, the Board of Directors (the “Board”) of Bath & Body Works, Inc. (the “Company”) amended and restated the Company’s Amended and Restated Bylaws (as so amended and restated, the “Bylaws”), effective January 27, 2022, to make certain updates and conforming and technical changes, including the following: (i) update references to “chairman” to “chair”; (ii) provide that the Chair of the Board and the Chief Executive Officer of the Company may be different persons and the powers and duties of the Chief Executive Officer; (iii) expressly permit stockholder meetings to be held by means of remote communications; (iv) update procedures on the stockholders list, including providing that the Company may provide a complete list of the stockholders entitled to vote at a stockholders meeting on a reasonably accessible electronic network if the meeting is to be held solely by means of remote communications and the information required to access such stockholder list is provided with the notice of meeting; (v) allow for adjournment of a stockholder meeting for lack of a quorum by either the chair of the meeting or a majority in voting interest of the stockholders present; (vi) clarify that resignations of directors and officers may be provided by electronic transmission; (vii) provide that the Chair of the Board and the Vice Chair of the Board, if filled, need not be officer positions; and (viii) make other technical, ministerial and conforming changes.

The Bylaws are filed with this Current Report on Form 8-K as Exhibit 3.1 and are incorporated by reference herein. The foregoing summary of the amendments to the Company’s Amended and Restated Bylaws is qualified in its entirety by reference to the full text of the Bylaws.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
3.1	Amended and Restated Bylaws of Bath & Body Works, Inc., effective January 27, 2022
104	Cover page Interactive Data File (Formatted in inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BATH & BODY WORKS, INC.

Date: January 28, 2022	By:	/s/ Michael C. Wu
		Name:	Michael C. Wu
		Title:	Chief Legal Officer and Secretary